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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported)     July 2, 2002
                                                     ------------



                                ICU MEDICAL, INC.

             (Exact name of registrant as specified in its charter)

           DELAWARE                       0-19974                33-0022692
           --------                       -------                ----------
(State or other jurisdiction      (Commission File Number)    (I.R.S. Employer
       of incorporation)                                     Identification No.)

951 Calle Amanecer, San Clemente, California                       92673
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  (Address of principal executive offices)                        (Zip Code)

                                 (949) 366-2183
                                 --------------
               Registrant's telephone number, including area code


                                       N/A
                                       ---

          (Former name or former address, if changed since last report)

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                    INFORMATION TO BE INCLUDED IN THE REPORT


Item 5.  Other Events
         ------------

On July 2, 2002, we notified B. Braun Medical Inc. ("B. Braun") that we would not extend the contract under which B. Braun has been purchasing CLAVE Products.
B. Braun sought to extend the contract for two years. We informed B. Braun that because it was in material breach of the contract, B. Braun does not have the right to extend it, and the contract will expire by its terms on December 31, 2002.


Item 7.  Financial Statements and Exhibits
         ---------------------------------

         (c)      Exhibits

         99.1 Press release, dated July 3, 2002, announcing the contract with B. Braun Medical Inc. will not be extended.



                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  July 3, 2002

                                                 ICU MEDICAL, INC.



                                                 /s/ Francis J. O'Brien
                                                 ----------------------
                                                 Francis J. O'Brien
                                                 Secretary, Treasurer and
                                                 Chief Financial Officer